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                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

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                               Form 8-K
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                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 23, 2005

                        GIANT INDUSTRIES, INC.
      (Exact name of registrant as specified in its charter)


         Delaware                 1-10398             86-0642718
(State of jurisdiction of    (Commission File)      (IRS Employer
      incorporation)              Number)         Identification No.


     23733 North Scottsdale Road
          Scottsdale, Arizona                         85255
(Address of principal executive offices)            (Zip Code)


           Registrant's telephone number, including area code
                            (480) 585-8888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On May 23, 2005, Roger Sandeen, our chief accounting officer, resigned from his position with us to pursue new opportunities. At the same time, Greg Barber, our vice president, controller, was given the responsibilities of chief accounting officer, subject to ratification by our board of directors at its next meeting.

     Mr. Barber, age 47, has served as our vice president, corporate controller since April of 2004. From March 2001 to June 2004, Mr. Barber served as our vice president, special project management. From February 1999 to March 2001, Mr. Barber served as our vice president, branded wholesale marketing.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        By: /s/ MARK B. COX
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                           Mark B. Cox
                           Executive Vice President and Chief
                           Financial Officer (Principal Financial Officer)
Date: May 26, 2005